UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) July 7, 1997 (June 28, 1997)




                     ENVIRONMENTAL REMEDIATION HOLDING CORP.
             (Exact name of registrant as specified in its charter)





         Colorado                        333-21567                88-0218499
(State or other jurisdiction            (Commission             (IRS Employer
     of incorporation)                  file number)         Identification No.)




        420 Jericho Parkway, Suite 321
                 Jericho, NY                                   11753
  (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code: (516) 433-4730
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Item 5. Other Events

     Memorandum of Agreement Made Between MIII Corporation, a Native American Company registered in the State of Utah and Environmental Redediation Holding Corp. a U.S. Public Company registered in the State of Colorado.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Environmental Remediation Holding Corp.
                                                      (Registrant)


Dated: July 7, 1997

                                               By: /s/ Noreen G. Wilson
                                                   Noreen G. Wilson
                                                   Vice President

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